UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2015

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Infinite Drive Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events

On May 27, 2015, GlobeImmune, Inc., a Delaware corporation, announced top line results from the GS-4774 Phase 2 study in patients with chronic hepatitis B on long term viral suppression with an oral antiviral treatment. The press release is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “GlobeImmune Announces Top Line Results from GS-4774 Phase 2 Trial in Virally-Suppressed Chronic HBV Patients” dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: May 27, 2015
	By:	/s/ Timothy C. Rodell
Timothy C. Rodell
Chief Executive Officer and President

INDEX TO EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “GlobeImmune Announces Top Line Results from GS-4774 Phase 2 Trial in Virally-Suppressed Chronic HBV Patients” dated May 27, 2015.